Exhibit 99.1

    News Release     News Release     News Release       News Release


                                                Contact:  Molly Faust
                                                          201/209-5595
                                                          molly.faust@aexp.com

                                                          Michael J. O'Neill
                                                          201/209-5583
                                                          mike.o'neill@aexp.com


FOR IMMEDIATE RELEASE

         New York - October 22, 2001 - AMERICAN EXPRESS COMPANY today reported third quarter net income of $298 million, down 60 percent from $737 million in the same period a year ago. Diluted earnings per share were $.22, down 59 percent from a year ago. Net revenues on a managed basis totaled $5.5 billion, down one percent from $5.6 billion a year ago. The company's return on equity was 14.2 percent.

         Results for the third quarter were negatively affected by two significant items: a previously announced restructuring charge of $352 million pre-tax ($232 million after-tax) and the impacts from the September 11th terrorist attacks.

         The September 11th events resulted in certain one-time costs and business interruption losses, including: provisions related to credit exposures to travel industry service establishments, insurance claims, and waived finance charges and late fees. The combination of these items totaled approximately $98 million pre-tax ($65 million after-tax).

         The company also incurred costs of approximately $42 million since September 11th, which are expected to be covered by insurance. Consequently, these costs did not impact the quarterly results. These include the cost of duplicate facilities and equipment associated with the relocation of the company's offices in lower Manhattan and certain other business recovery expenses. Costs associated with the damage to the company's offices, extra operating expenses and business interruption losses are still being evaluated. The company expects that a substantial portion of such costs and losses will be covered by insurance.

         The third quarter restructuring charge includes severance costs for the elimination of approximately 6,100 jobs and asset impairment and other costs, all relating to the consolidation and reorganization of certain business units, the scale back of corporate lending in certain regions, the migration of certain processes to lower cost locations, the outsourcing of certain activities, and the transition of certain processing and service functions to the Internet. These initiatives are expected to produce expense savings of approximately $325 million in 2002. A portion of these savings is expected to flow through to earnings in the form of improved operating expense margins and the rest is expected to be reinvested back into high-growth areas of the business.

         In addition to the activities related to the restructuring charge, the company made strong progress on its global reengineering efforts initiated in the first half of the year and, as of September 30, had realized savings in excess of $700 million.

         Net income for the third quarter, adjusted for the restructuring and one-time costs related to September 11th, was approximately $595 million, down 19 percent. On a similar basis, earnings per share were $.45, down 17 percent. The company's adjusted return on equity was 16.7 percent.

         "While we were on target to meet prior consensus for third quarter earnings, the terrorist attacks obviously had a significant impact on the overall economy and we saw clear evidence of that as consumer spending, business travel and investment activity slowed after September 11th," said Kenneth I. Chenault, chairman and chief executive officer, American Express Company. "In light of the weak economy and financial markets, we are moving aggressively to lower our operating expenses. The progress we are making on our reengineering initiatives has freed up substantial resources for investment in our businesses with the strongest growth potential. This, along with the anticipated benefit of lower interest rates and the strategies in place to grow our franchise, positions us well to benefit when we see even a modest improvement in the economy."

         TRAVEL RELATED SERVICES (TRS) reported quarterly net income of $248 million, down 51 percent from $507 million in the third quarter a year ago. Included in third quarter results are $195 million pre-tax ($127 million after-tax) of the restructuring charge noted earlier. Also included in the results are $87 million pre-tax ($57 million after-tax) of one-time costs and waived fees directly related to the September 11th terrorist attacks. Excluding these costs and the restructuring charge, TRS' net income would have been $432 million, down 15 percent from the third quarter last year.

         TRS' net revenues rose two percent, as growth in loans and fee revenues were partly offset by a three percent decline in billed business and a 28 percent fall in travel sales. These declines reflect a substantial decrease in corporate travel and entertainment spending and consumer travel since September 11th. Prior to September, billed business growth for the quarter was about two percent as higher consumer and small business spending offset a decline in corporate travel and entertainment spending. Net finance charge revenues were higher, due to balance growth and wider net interest yields. This increase reflects a smaller percentage of loan balances on introductory rates and the benefit of declining interest rates during the quarter.
         The provision for losses on the lending portfolios grew as a result of higher volumes and an increase in U.S. lending write-off rates and delinquencies. Marketing and promotion expenses were lower as TRS scaled back certain marketing efforts in light of the weaker business environment. Operating expenses rose, reflecting increased Cardmember loyalty programs and business volumes. These expenses were partly offset by the benefits of reengineering and cost-control efforts.

         The above discussion presents TRS results "on a managed basis" as if there had been no securitization transactions, which conforms to industry practice. The attached financials present TRS results on both a managed and reported basis. Net income is the same in both formats.

         On a reported basis, TRS' results included securitization gains of $29 million pre-tax ($19 million after-tax) and $26 million pre-tax ($17 million after-tax) in the third quarters of 2001 and 2000, respectively. These gains were offset by expenses related to card acquisition activities and therefore had no material impact on net income or total expenses.

         AMERICAN EXPRESS FINANCIAL ADVISORS (AEFA) reported quarterly net income of $145 million, down 46 percent from $269 million in the third quarter a year ago. Net revenues decreased 14 percent. Included in third quarter results are $62 million pre-tax ($41 million after-tax) of the restructuring charge noted earlier and $11 million pre-tax ($8 million after-tax) of insurance claims directly related to September 11th. Excluding these items, AEFA's net income would have been $194 million, down 28 percent from last year.

         AEFA results reflect continued weakness in equity markets and narrower spreads on the investment portfolio. The weakened equity markets led to significantly lower asset levels and lower sales of investment products. As a result, management and distribution fees fell 15 percent.

         Operating expenses, excluding the above-mentioned charges, decreased four percent from a year ago due primarily to lower sales commissions and continued reengineering and cost-control initiatives.

         As of September 30th, approximately 4 percent of the company's $33 billion investment portfolio consisted of high-yield securities, down from 12 percent a year ago and 8 percent last quarter. The reduction reflects the activities to date to lower the risk profile of the portfolio and concentrate on stronger credits.

         AMERICAN EXPRESS BANK (AEB) reported a quarterly net loss of $43 million, compared with $7 million of net income a year ago. Included in third quarter results are $84 million pre-tax ($57 million after-tax) of the restructuring charge noted earlier. Excluding these charges, AEB's net income would have been $15 million, approximately double the earnings recorded in the same period last year.

         While AEB sustained damage to its premises due to the September 11th terrorist attacks, the costs are expected to be covered by insurance. Consequently, these costs did not impact AEB's quarterly results.

         AEB's business results reflect strong performance in Personal Financial Services and Private Banking. Results also benefited from lower funding costs and lower operating expenses as a result of AEB's reengineering efforts. These were offset in part by higher provisions for losses due to higher Personal Financial Services loan balances, and lower revenue from Corporate Banking as the company continues to shift its focus to Personal Financial Services and Private Banking.

         CORPORATE AND OTHER reported net expenses of $52 million, compared with $46 million a year ago. Included in third quarter 2001 results are $11 million pre-tax ($7 million after-tax) of the restructuring charge noted earlier.

         American Express Company (www.americanexpress.com), founded in 1850, is a global travel, financial and network services provider.

                                      ***

Note: The 2001 Third Quarter Earnings Supplement will be available today on the American Express web site at http://ir.americanexpress.com. In addition, an investor conference call to discuss third quarter earnings results, operating performance and other topics that may be raised during the discussion will be held at 5:00 p.m. (ET) today. Live audio of the conference call will be accessible to the general public on the American Express web site at http://ir.americanexpress.com. A replay of the conference call also will be available today at the same web site address.


                                      ***

         THIS DOCUMENT CONTAINS FORWARD-LOOKING STATEMENTS THAT ARE SUBJECT TO RISKS AND UNCERTAINTIES. THE WORDS "BELIEVE", "EXPECT", "ANTICIPATE", "INTEND", "AIM", "WILL", "SHOULD", AND SIMILAR EXPRESSIONS ARE INTENDED TO IDENTIFY THESE FORWARD-LOOKING STATEMENTS. THE COMPANY UNDERTAKES NO OBLIGATION TO UPDATE OR REVISE ANY FORWARD-LOOKING STATEMENTS. FACTORS THAT COULD CAUSE ACTUAL RESULTS TO DIFFER MATERIALLY FROM THESE FORWARD-LOOKING STATEMENTS INCLUDE, BUT ARE NOT LIMITED TO, THE FOLLOWING:

         FLUCTUATION IN THE EQUITY MARKETS, WHICH CAN AFFECT THE AMOUNT AND TYPES OF INVESTMENT PRODUCTS SOLD BY AEFA, THE MARKET VALUE OF ITS MANAGED ASSETS, AND MANAGEMENT AND DISTRIBUTION FEES RECEIVED BASED ON THOSE ASSETS; POTENTIAL DETERIORATION IN THE HIGH-YIELD SECTOR AND OTHER INVESTMENT AREAS, WHICH COULD RESULT IN FURTHER LOSSES IN AEFA'S INVESTMENT PORTFOLIO; THE ABILITY OF AEFA TO SELL CERTAIN HIGH-YIELD INVESTMENTS AT EXPECTED VALUES AND WITHIN ANTICIPATED TIME FRAMES AND TO MAINTAIN ITS HIGH-YIELD PORTFOLIO AT CERTAIN LEVELS IN THE FUTURE; DEVELOPMENTS RELATING TO AEFA'S NEW PLATFORM

STRUCTURE FOR FINANCIAL ADVISORS, INCLUDING THE ABILITY TO INCREASE ADVISOR PRODUCTIVITY, MODERATE THE GROWTH OF NEW ADVISORS AND CREATE EFFICIENCIES IN THE INFRASTRUCTURE; AEFA'S ABILITY TO EFFECTIVELY MANAGE THE ECONOMICS IN SELLING A GROWING VOLUME OF NON-PROPRIETARY PRODUCTS TO CLIENTS; INVESTMENT PERFORMANCE IN AEFA'S BUSINESSES; THE SUCCESS, TIMELINESS AND FINANCIAL IMPACT, INCLUDING COSTS, COST SAVINGS AND OTHER BENEFITS, OF REENGINEERING INITIATIVES BEING IMPLEMENTED OR CONSIDERED BY THE COMPANY, INCLUDING COST MANAGEMENT, STRUCTURAL AND STRATEGIC MEASURES SUCH AS VENDOR, PROCESS, FACILITIES AND OPERATIONS CONSOLIDATION, OUTSOURCING, RELOCATING CERTAIN FUNCTIONS TO LOWER COST OVERSEAS LOCATIONS, MOVING INTERNAL AND EXTERNAL FUNCTIONS TO THE INTERNET TO SAVE COSTS, THE SCALE BACK OF CORPORATE LENDING IN CERTAIN REGIONS, AND PLANNED STAFF REDUCTIONS RELATING TO CERTAIN OF SUCH REENGINEERING ACTIONS; THE ABILITY TO CONTROL AND MANAGE OPERATING, INFRASTRUCTURE, ADVERTISING AND PROMOTION AND OTHER EXPENSES AS BUSINESS EXPANDS OR CHANGES, INCLUDING BALANCING THE NEED FOR LONGER TERM INVESTMENT SPENDING; THE COMPANY'S ABILITY TO RECOVER UNDER ITS INSURANCE POLICIES FOR LOSSES RESULTING FROM THE SEPTEMBER 11TH TERRORIST ATTACKS; CONSUMER AND BUSINESS SPENDING ON THE COMPANY'S TRAVEL RELATED SERVICES PRODUCTS, PARTICULARLY CREDIT AND CHARGE CARDS AND GROWTH IN CARD LENDING BALANCES, WHICH DEPEND IN PART ON THE ABILITY TO ISSUE NEW AND ENHANCED CARD PRODUCTS AND INCREASE REVENUES FROM SUCH PRODUCTS, ATTRACT NEW CARDHOLDERS, CAPTURE A GREATER SHARE OF EXISTING CARDHOLDERS' SPENDING, SUSTAIN PREMIUM DISCOUNT RATES, INCREASE MERCHANT COVERAGE, RETAIN CARDMEMBERS AFTER LOW INTRODUCTORY LENDING RATES HAVE EXPIRED, AND EXPAND THE GLOBAL NETWORK SERVICES BUSINESS; SUCCESSFULLY EXPANDING THE COMPANY'S ON-LINE AND OFF-LINE DISTRIBUTION CHANNELS AND CROSS-SELLING FINANCIAL, TRAVEL, CARD AND OTHER PRODUCTS AND SERVICES TO ITS CUSTOMER BASE, BOTH IN THE U.S. AND ABROAD; EFFECTIVELY LEVERAGING THE COMPANY'S ASSETS, SUCH AS ITS BRAND, CUSTOMERS AND INTERNATIONAL PRESENCE, IN THE INTERNET ENVIRONMENT; INVESTING IN AND COMPETING AT THE LEADING EDGE OF TECHNOLOGY ACROSS ALL BUSINESSES; INCREASING COMPETITION IN ALL OF THE COMPANY'S MAJOR BUSINESSES; FLUCTUATIONS IN INTEREST RATES, WHICH IMPACTS THE COMPANY'S BORROWING COSTS, RETURN ON LENDING PRODUCTS AND SPREADS IN THE INVESTMENT AND INSURANCE BUSINESSES; CREDIT TRENDS AND THE RATE OF BANKRUPTCIES, WHICH CAN AFFECT SPENDING ON CARD PRODUCTS, DEBT PAYMENTS BY INDIVIDUAL AND CORPORATE CUSTOMERS AND RETURNS ON THE COMPANY'S INVESTMENT PORTFOLIOS; FOREIGN CURRENCY EXCHANGE RATES; POLITICAL OR ECONOMIC INSTABILITY IN CERTAIN REGIONS OR COUNTRIES, WHICH COULD AFFECT COMMERCIAL LENDING ACTIVITIES, AMONG OTHER BUSINESSES; LEGAL AND REGULATORY DEVELOPMENTS, SUCH AS IN THE AREAS OF CONSUMER PRIVACY AND DATA PROTECTION; ACQUISITIONS; AND OUTCOMES IN LITIGATION. A FURTHER DESCRIPTION OF RISKS AND UNCERTAINTIES CAN BE FOUND IN THE COMPANY'S 10-K ANNUAL REPORT FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000 AND OTHER REPORTS FILED WITH THE SEC.

                                      ###

(Preliminary)                AMERICAN EXPRESS COMPANY
                                FINANCIAL SUMMARY
                                   (Unaudited)

(Dollars in millions)

                                                     Quarters Ended                            Nine Months Ended
                                                      September 30,                               September 30,
                                                ------------------------  Percentage        ------------------------  Percentage
                                                  2001          2000       Inc/(Dec)          2001          2000       Inc/(Dec)
                                                  ----          ----       ---------          ----          ----       ---------
NET REVENUES (MANAGED BASIS) (A)
  Travel Related Services                        $ 4,466        $ 4,400            2 %       $ 13,575      $ 12,898            5 %
  American Express Financial Advisors                908          1,052          (14)           1,876         3,153          (40)
  American Express Bank                              165            146           13              481           447            8
                                                ---------    -----------                    ----------    ----------
                                                   5,539          5,598           (1)          15,932        16,498           (3)
  Corporate and Other,
    including adjustments and eliminations           (61)           (44)         (37)            (162)         (127)         (28)
                                                ---------    -----------                    ----------    ----------

CONSOLIDATED NET REVENUES (MANAGED BASIS) (A)    $ 5,478        $ 5,554           (1)        $ 15,770      $ 16,371           (4)
                                                =========    ===========                    ==========    ==========

PRETAX INCOME (LOSS)(B)
  Travel Related Services                        $   316        $   721          (56)        $  1,783      $  2,073          (14)
  American Express Financial Advisors                194            387          (50)            (243)        1,138            -
  American Express Bank                              (62)             8            -              (30)           26            -
                                                ---------    -----------                    ----------    ----------
                                                     448          1,116          (60)           1,510         3,237          (53)
  Corporate and Other                                (94)           (87)          (9)            (262)         (242)          (9)
                                                ---------    -----------                    ----------    ----------

PRETAX INCOME (B)                                $   354        $ 1,029          (66)        $  1,248       $ 2,995          (58)
                                                =========    ===========                    ==========    ==========

NET INCOME (LOSS) (B)
  Travel Related Services                        $   248        $   507          (51)        $  1,289      $  1,460          (12)
  American Express Financial Advisors                145            269          (46)            (110)          790            -
  American Express Bank                              (43)             7            -              (22)           22            -
                                                ---------    -----------                    ----------    ----------
                                                     350            783          (55)           1,157         2,272          (49)
  Corporate and Other                                (52)           (46)         (13)            (143)         (139)          (2)
                                                ---------    -----------                    ----------    ----------

NET INCOME (B)                                   $   298        $   737          (60)        $  1,014      $  2,133          (52)
                                                =========    ===========                    ==========    ==========

(A) Managed net revenues are reported net of interest expense, where applicable, and American Express Financial Advisors' provision for losses and benefits, and exclude the effect of TRS' securitization activities.
(B) Included in 2001 income are two significant third quarter items, a restructuring charge of $352 million ($232 million after-tax), and one-time costs (including waived fees) of $98 million ($65 million after-tax) resulting from the September 11, 2001 terrorist attack on New York City.

(Preliminary)               AMERICAN EXPRESS COMPANY
                          FINANCIAL SUMMARY (CONTINUED)
                                   (Unaudited)

                                                       Quarters Ended                          Nine Months Ended
                                                        September 30,                             September 30,
                                                 ------------------------    Percentage       ---------------------    Percentage
                                                     2001         2000        Inc/(Dec)         2001        2000        Inc/(Dec)
                                                     ----         ----        ---------         ----        ----        ---------
EARNINGS PER SHARE

BASIC
  Earnings Per Common Share                          $ 0.23       $ 0.56           (59)%        $ 0.77      $ 1.61           (52)%
                                                 ===========    =========                     =========    ========
  Average common shares outstanding (millions)        1,324        1,326             -           1,323       1,328             -
                                                 ===========    =========                     =========    ========

DILUTED
  Earnings Per Common Share                          $ 0.22       $ 0.54           (59)         $ 0.76      $ 1.57           (52)
                                                 ===========    =========                     =========    ========
  Average common shares outstanding (millions)        1,335        1,361            (2)          1,338       1,361            (2)
                                                 ===========    =========                     =========    ========

Cash dividends declared per common share             $ 0.08       $ 0.08             -          $ 0.24      $ 0.24             -
                                                 ===========    =========                     =========    ========

                        SELECTED STATISTICAL INFORMATION
                                   (Unaudited)

                                                       Quarters Ended                          Nine Months Ended
                                                        September 30,                             September 30,
                                                 ------------------------    Percentage       ---------------------    Percentage
                                                     2001         2000        Inc/(Dec)         2001        2000        Inc/(Dec)
                                                     ----         ----        ---------         ----        ----        ---------
Return on Average Equity*                            14.2 %       25.5 %             -          14.2 %     25.5 %             -
Common Shares Outstanding (millions)                  1,336        1,329             -           1,336      1,329             -
Book Value per Common Share:
  Actual                                             $ 9.16       $ 8.44            9%          $ 9.16     $ 8.44            9%
  Pro Forma*                                         $ 8.92       $ 8.68            3%          $ 8.92     $ 8.68            3%
Shareholders' Equity (billions)                      $ 12.2       $ 11.2            9%          $ 12.2     $ 11.2            9%

* Excludes the effect on Shareholders' Equity of SFAS No. 115 and SFAS No. 133. The Company adopted SFAS No. 133 on January 1, 2001.

(Preliminary)                AMERICAN EXPRESS COMPANY
                                FINANCIAL SUMMARY
                                   (Unaudited)
(Dollars in millions)

                                                                                       Quarters Ended
                                                   ------------------------------------------------------------------------------
                                                    September 30,     June 30,      March 31,      December 31,    September 30,
                                                        2001           2001           2001            2000              2000
                                                        ----           ----           ----            ----              ----
NET REVENUES (MANAGED BASIS) (A)
  Travel Related Services                                $ 4,466        $ 4,644        $ 4,465         $ 4,543           $ 4,400
  American Express Financial Advisors                        908            162            806           1,066             1,052
  American Express Bank                                      165            159            158             144               146
                                                   --------------   ------------   ------------   -------------   ---------------
                                                           5,539          4,965          5,429           5,753             5,598
  Corporate and Other,
    including adjustments and eliminations                   (61)           (55)           (48)            (39)              (44)
                                                   --------------   ------------   ------------   -------------   ---------------

CONSOLIDATED NET REVENUES (MANAGED BASIS) (A)            $ 5,478        $ 4,910        $ 5,381         $ 5,714           $ 5,554
                                                   ==============   ============   ============   =============   ===============

PRETAX INCOME (LOSS)(B)
  Travel Related Services                                $   316        $   730        $   737         $   641           $   721
  American Express Financial Advisors                        194           (508)            70             344               387
  American Express Bank                                      (62)            18             14               8                 8
                                                   --------------   ------------   ------------   -------------   ---------------
                                                             448            240            821             993             1,116
  Corporate and Other                                        (94)           (87)           (80)            (80)              (87)
                                                   --------------   ------------   ------------   -------------   ---------------

PRETAX INCOME (B)                                        $   354        $   153        $   741         $   913           $ 1,029
                                                   ==============   ============   ============   =============   ===============

NET INCOME (LOSS) (B)
  Travel Related Services                                $   248        $   519        $   522         $   470           $   507
  American Express Financial Advisors                        145           (307)            51             242               269
  American Express Bank                                      (43)            12              9               6                 7
                                                   --------------   ------------   ------------   -------------   ---------------
                                                             350            224            582             718               783
  Corporate and Other                                        (52)           (46)           (44)            (41)              (46)
                                                   --------------   ------------   ------------   -------------   ---------------

NET INCOME (B)                                           $   298        $   178        $   538         $   677           $   737
                                                   ==============   ============   ============   =============   ===============

(A) Managed net revenues are reported net of interest expense, where applicable, and American Express Financial Advisors' provision for losses and benefits, and exclude the effect of TRS' securitization activities.
(B) Included in 2001 income are two significant third quarter items, a restructuring charge of $352 million ($232 million after-tax), and one-time costs (including waived fees) of $98 million ($65 million after-tax) resulting from the September 11, 2001 terrorist attack on New York City.

(Preliminary)               AMERICAN EXPRESS COMPANY
                          FINANCIAL SUMMARY (CONTINUED)
                                   (Unaudited)

                                                                                  Quarters Ended
                                                 ---------------------------------------------------------------------------------
                                                    September 30,     June 30,       March 31,       December 31,    September 30,
                                                        2001           2001            2001             2000             2000
                                                        ----           ----            ----             ----             ----
EARNINGS PER SHARE

BASIC
  Earnings Per Common Share                               $ 0.23        $  0.13         $  0.41          $  0.51          $  0.56
                                                 ================    ===========    ============    =============    =============
  Average common shares outstanding (millions)             1,324          1,321           1,323            1,322            1,326
                                                 ================    ===========    ============    =============    =============

DILUTED
  Earnings Per Common Share                               $ 0.22        $  0.13         $  0.40          $  0.50          $  0.54
                                                 ================    ===========    ============    =============    =============
  Average common shares outstanding (millions)             1,335          1,336           1,344            1,355            1,361
                                                 ================    ===========    ============    =============    =============

Cash dividends declared per common share                  $ 0.08        $  0.08         $  0.08          $  0.08          $  0.08
                                                 ================    ===========    ============    =============    =============

                        SELECTED STATISTICAL INFORMATION
                                   (Unaudited)

                                                                                  Quarters Ended
                                                 ---------------------------------------------------------------------------------
                                                    September 30,     June 30,       March 31,       December 31,    September 30,
                                                        2001           2001            2001             2000             2000
                                                        ----           ----            ----             ----             ----
Return on Average Equity*                                  14.2%          18.2%           23.5%            25.3%            25.5%
Common Shares Outstanding (millions)                       1,336          1,324           1,326            1,326            1,329
Book Value per Common Share:
     Actual                                               $ 9.16        $  8.88         $  9.02          $  8.81          $  8.44
     Pro Forma*                                           $ 8.92        $  8.84         $  8.94          $  8.92          $  8.68
Shareholders' Equity (billions)                           $ 12.2        $  11.8         $  12.0          $  11.7          $  11.2

* Excludes the effect on Shareholders' Equity of SFAS No. 115 and SFAS No. 133. The Company adopted SFAS No. 133 on January 1, 2001.

(Preliminary)             AMERICAN EXPRESS COMPANY
                        RESTRUCTURING CHARGE SUMMARY
                      QUARTER ENDED SEPTEMBER 30, 2001
                                (Unaudited)

(Dollars in millions)

                                               Restructuring Charge                                  Expected Cost Savings
                                       ----------------------------------        Employee       ---------------------------------
                                          Pre-tax           After-tax           Reductions          2002               2003
                                           ------           ---------           ----------          ----               ----
  Travel Related Services                       $ 195              $ 127               4,700            $ 250              $ 260
  American Express Financial Advisors              62                 41                 900               40                 50
  American Express Bank                            84                 57                 400               25                 35
  Corporate and Other                              11                  7                 100               10                 15
                                       ---------------    ---------------      --------------   --------------     --------------

  TOTAL                                         $ 352              $ 232               6,100            $ 325              $ 360
                                       ===============    ===============      ==============   ==============     ==============

(Preliminary)                TRAVEL RELATED SERVICES
                              STATEMENTS OF INCOME
                           (Unaudited, Managed Basis)
(Dollars in millions)

                                                                     Quarters Ended
                                                                      September 30,
                                                           ---------------------------------     Percentage
                                                                 2001               2000          Inc/(Dec)
                                                                 ----               ----          ---------
Net Revenues:
  Discount Revenue                                               $ 1,870            $ 1,963           (4.8)%
  Net Card Fees                                                      423                420            0.5
  Lending:
    Finance Charge Revenue                                         1,187              1,052           12.8
    Interest Expense                                                 358                429          (16.6)
                                                           --------------     --------------
      Net Finance Charge Revenue                                     829                623           33.1
  Travel Commissions and Fees                                        358                433          (17.4)
  Travelers Cheque Investment Income                                 103                103             -
  Other Revenues                                                     883                858            2.9
                                                           --------------     --------------
        Total Net Revenues                                         4,466              4,400            1.5
                                                           --------------     --------------
Expenses:
  Marketing and Promotion                                            298                358          (16.9)
  Provision for Losses and Claims:
    Charge Card                                                      284                273            3.9
    Lending                                                          573                386           48.3
    Other                                                             34                 29           20.6
                                                           --------------     --------------
      Total                                                          891                688           29.5
  Charge Card Interest Expense                                       365                362            0.7
  Human Resources                                                    987              1,017           (2.8)
  Other Operating Expenses                                         1,335              1,254            6.4
  Restructuring Charge                                               195                  -             -
  Disaster Recovery Charge (A)                                        79                  -             -
                                                           --------------     --------------
        Total Expenses                                             4,150              3,679           12.8
                                                           --------------     --------------
Pretax Income                                                        316                721          (56.1)
Income Tax Provision                                                  68                214          (68.0)
                                                           --------------     --------------
Net Income                                                       $   248            $   507          (51.0)
                                                           ==============     ==============

(A) The disaster recovery charge excludes approximately $8 million of waived finance charges and late fees.

These Statements of Income are provided on a Managed Basis for analytical purposes only. They present the income statements of TRS as if there had been no securitization transactions. On a GAAP reporting basis, TRS recognized pretax gains of $29 million ($19 million after-tax) and $26 million ($17 million after-tax) in the third quarters of 2001 and 2000, respectively, related to the securitization of U.S. receivables. These gains were invested in card acquisition activities and had no material impact on Net Income or Total Expenses in either quarter. For purposes of this presentation such gains and corresponding changes in Marketing and Promotion and Other Operating Expenses have been eliminated in each quarter.

(Preliminary)                TRAVEL RELATED SERVICES
                              STATEMENTS OF INCOME
                        (Unaudited, GAAP Reporting Basis)

(Dollars in millions)

                                                                     Quarters Ended
                                                                      September 30,
                                                           ---------------------------------     Percentage
                                                                 2001               2000          Inc/(Dec)
                                                                 ----               ----          ---------
Net Revenues:
  Discount Revenue                                               $ 1,870            $ 1,963           (4.8)%
  Net Card Fees                                                      423                418            1.0
  Lending:
    Finance Charge Revenue                                           458                504           (9.2)
    Interest Expense                                                 236                272          (13.1)
                                                           --------------     --------------
      Net Finance Charge Revenue                                     222                232           (4.6)
  Travel Commissions and Fees                                        358                433          (17.4)
  Travelers Cheque Investment Income                                 103                103             -
  Other Revenues                                                   1,252              1,190            5.4
                                                           --------------     --------------
        Total Net Revenues                                         4,228              4,339           (2.6)
                                                           --------------     --------------
Expenses:
  Marketing and Promotion                                            314                373          (15.8)
  Provision for Losses and Claims:
    Charge Card                                                      284                236           20.3
    Lending                                                          302                267           13.2
    Other                                                             34                 29           20.6
                                                           --------------     --------------
      Total                                                          620                532           16.7
  Charge Card Interest Expense                                       369                312           17.8
  Net Discount Expense                                                 -                119             -
  Human Resources                                                    987              1,017           (2.8)
  Other Operating Expenses                                         1,348              1,265            6.5
  Restructuring Charge                                               195                  -             -
  Disaster Recovery Charge (A)                                        79                  -             -
                                                           --------------     --------------
        Total Expenses                                             3,912              3,618            8.1
                                                           --------------     --------------
Pretax Income                                                        316                721          (56.1)
Income Tax Provision                                                  68                214          (68.0)
                                                           --------------     --------------
Net Income                                                       $   248            $   507          (51.0)
                                                           ==============     ==============

(A) The disaster recovery charge excludes approximately $8 million of waived finance charges and late fees.

(Preliminary)              TRAVEL RELATED SERVICES
                        SELECTED STATISTICAL INFORMATION
                                   (Unaudited)

(Amounts in billions, except percentages and where indicated)

                                                                     Quarters Ended
                                                                      September 30,
                                                           ---------------------------------       Percentage
                                                                 2001               2000            Inc/(Dec)
                                                                 ----               ----            ---------
Total Cards in Force (millions):
  United States                                                     34.7               32.9            5.5 %
  Outside the United States                                         20.2               17.5           14.9
                                                           --------------     --------------
      Total                                                         54.9               50.4            8.8
                                                           ==============     ==============
Basic Cards in Force (millions):
  United States                                                     26.9               25.8            4.3
  Outside the United States                                         15.4               13.4           15.1
                                                           --------------     --------------
      Total                                                         42.3               39.2            8.0
                                                           ==============     ==============
Card Billed Business:
  United States                                                  $  54.4            $  56.2           (3.3)
  Outside the United States                                         18.0               18.6           (3.2)
                                                           --------------     --------------
      Total                                                      $  72.4            $  74.8           (3.2)
                                                           ==============     ==============

Average Discount Rate (A)                                         2.67 %             2.70 %              -
Average Basic Cardmember Spending (dollars) (A)                  $ 1,846            $ 2,041            (9.6)
Average Fee per Card - Managed (dollars) (A)                     $    34            $    36            (5.6)
Non-Amex Brand (B):
  Cards in Force (millions)                                          0.7                0.6             5.9
  Billed Business                                                $   0.9            $   0.8             9.9
Travel Sales                                                     $   3.9            $   5.4          (27.5)
  Travel Commissions and Fees/Sales (C)                            9.2 %              8.0 %              -
Travelers Cheque:
  Sales                                                          $   7.3            $   7.7           (4.6)
  Average Outstanding                                            $   6.8            $   6.9           (1.6)
  Average Investments                                            $   7.0            $   6.7            4.5
  Tax Equivalent Yield                                             8.8 %              8.8 %              -
Total Debt                                                       $  38.0            $  35.2            8.1
Shareholder's Equity                                             $   6.6            $   6.3            5.2
Return on Average Equity (D)                                      27.0 %             32.6 %              -
Return on Average Assets (E)                                       2.6 %              3.0 %              -

(A)    Computed from proprietary card activities only.
(B) This data relates to Visa and Eurocards issued in connection with joint venture activities.
(C)    Computed from information provided herein.
(D) Excludes the effect on Shareholder's Equity of SFAS No. 115 and SFAS No. 133. The Company adopted SFAS No. 133 on January 1, 2001.
(E) Excludes the effect on total assets of SFAS No. 115 and SFAS No. 133 to the extent that they directly affect Shareholder's Equity.

(Preliminary)              TRAVEL RELATED SERVICES
                  SELECTED STATISTICAL INFORMATION (CONTINUED)
                           (Unaudited, Managed Basis)

(Amounts in billions, except percentages and where indicated)

                                                                      Quarters Ended
                                                                       September 30,
                                                           ---------------------------------       Percentage
                                                                 2001               2000            Inc/(Dec)
                                                                 ----               ----            ---------
Charge Card Receivables:
  Total Receivables                                             $   24.8           $   28.1          (11.8)%
  90 Days Past Due as a % of Total                                 3.0 %              2.3 %             -
  Loss Reserves (millions)                                      $  1,026           $    987            4.0
    % of Receivables                                               4.1 %              3.5 %             -
    % of 90 Days Past Due                                          136 %              152 %             -
  Net Loss Ratio                                                  0.45 %             0.37 %             -

U.S. Lending:
  Total Loans                                                   $   31.3           $   27.1           15.4
  Past Due Loans as a % of Total:
    30-89 Days                                                     2.2 %              1.8 %             -
    90+ Days                                                       1.0 %              0.8 %             -
  Loss Reserves (millions):
    Beginning Balance                                              $ 959           $    686           39.8
      Provision                                                      493                328           50.3
      Net Charge-Offs/Other                                         (434)              (283)          53.3
                                                           --------------     --------------
    Ending Balance                                              $  1,018           $    731           39.3
                                                           ==============     ==============
    % of Loans                                                     3.3 %              2.7 %             -
    % of Past Due                                                  101 %              103 %             -
  Average Loans                                                 $   31.0           $   26.6           16.1
  Net Write-Off Rate                                               5.6 %              4.3 %             -
  Net Interest Yield                                               8.8 %              7.8 %             -

(Preliminary)                TRAVEL RELATED SERVICES
                              STATEMENTS OF INCOME
                           (Unaudited, Managed Basis)

(Dollars in millions)

                                                                              Quarters Ended
                                            ------------------------------------------------------------------------------------
                                             September 30,       June 30,         March 31,       December 31,     September 30,
                                                 2001             2001              2001             2000              2000
                                                 ----             ----              ----             ----              ----
Net Revenues:
  Discount Revenue                              $   1,870        $   2,007         $   1,925        $   2,062         $   1,963
  Net Card Fees                                       423              420               422              417               420
  Lending:
    Finance Charge Revenue                          1,187            1,159             1,120            1,090             1,052
    Interest Expense                                  358              408               429              448               429
                                            --------------     ------------     -------------    -------------    --------------
      Net Finance Charge Revenue                      829              751               691              642               623
  Travel Commissions and Fees                         358              427               418              442               433
  Travelers Cheque Investment Income                  103              100                98               95               103
  Other Revenues                                      883              939               911              885               858
                                            --------------     ------------     -------------    -------------    --------------
        Total Net Revenues                          4,466            4,644             4,465            4,543             4,400
                                            --------------     ------------     -------------    -------------    --------------
Expenses:
  Marketing and Promotion                             298              269               296              314               358
  Provision for Losses and Claims:
    Charge Card                                       284              320               285              262               273
    Lending                                           573              564               501              432               386
    Other                                              34               25                24               19                29
                                            --------------     ------------     -------------    -------------    --------------
      Total                                           891              909               810              713               688
  Charge Card Interest Expense                        365              383               393              383               362
  Human Resources                                     987            1,053             1,034            1,046             1,017
  Other Operating Expenses                          1,335            1,300             1,195            1,446             1,254
  Restructuring Charge                                195                -                 -                -                 -
  Disaster Recovery Charge (A)                         79                -                 -                -                 -
                                            --------------     ------------     -------------    -------------    --------------
        Total Expenses                              4,150            3,914             3,728            3,902             3,679
                                            --------------     ------------     -------------    -------------    --------------
Pretax Income                                         316              730               737              641               721
Income Tax Provision                                   68              211               215              171               214
                                            --------------     ------------     -------------    -------------    --------------
Net Income                                      $     248        $     519         $     522        $     470         $     507
                                            ==============     ============     =============    =============    ==============

(A) The disaster recovery charge excludes approximately $8 million of waived finance charges and late fees.

These Statements of Income are provided on a Managed Basis for analytical purposes only. They present the income statements of TRS as if there had been no securitization transactions. On a GAAP reporting basis, TRS recognized pretax gains of $29 million ($19 million after-tax) in the third quarter of 2001, $84 million ($55 million after-tax) in the second quarter of 2001, $42 million ($27 million after-tax) in the first quarter of 2001 and $26 million ($17 million after-tax) in the third quarter of 2000, related to the securitization of U.S. receivables. These gains were invested in card acquisition activities and had no material impact on Net Income or Total Expenses in any quarter. For purposes of this presentation such gains and corresponding changes in Marketing and Promotion and Other Operating Expenses have been eliminated in each quarter.

(Preliminary)                TRAVEL RELATED SERVICES
                              STATEMENTS OF INCOME
                        (Unaudited, GAAP Reporting Basis)

(Dollars in millions)

                                                                               Quarters Ended
                                             -------------------------------------------------------------------------------------
                                              September 30,       June 30,         March 31,      December 31,      September 30,
                                                  2001             2001              2001            2000               2000
                                                  ----             ----              ----            ----               ----
Net Revenues:
  Discount Revenue                                $   1,870       $    2,007         $   1,925       $   2,062          $   1,963
  Net Card Fees                                         423              404               422             417                418
  Lending:
    Finance Charge Revenue                              458              467               518             498                504
    Interest Expense                                    236              267               278             277                272
                                             ---------------   --------------    --------------   -------------    ---------------
      Net Finance Charge Revenue                        222              200               240             221                232
  Travel Commissions and Fees                           358              427               418             442                433
  Travelers Cheque Investment Income                    103              100                98              95                103
  Other Revenues                                      1,252            1,358             1,223           1,184              1,190
                                             ---------------   --------------    --------------   -------------    ---------------
        Total Net Revenues                            4,228            4,496             4,326           4,421              4,339
                                             ---------------   --------------    --------------   -------------    ---------------
Expenses:
  Marketing and Promotion                               314              320               321             314                373
  Provision for Losses and Claims:
    Charge Card                                         284              319               249             228                236
    Lending                                             302              346               287             277                267
    Other                                                34               25                24              19                 29
                                             ---------------   --------------    --------------   -------------    ---------------
      Total                                             620              690               560             524                532
  Charge Card Interest Expense                          369              387               349             336                312
  Net Discount Expense                                    -              (17)              113             114                119
  Human Resources                                       987            1,053             1,034           1,046              1,017
  Other Operating Expenses                            1,348            1,333             1,212           1,446              1,265
  Restructuring Charge                                  195                -                 -               -                  -
  Disaster Recovery Charge (A)                           79                -                 -               -                  -
                                             ---------------   --------------    --------------   -------------    ---------------
        Total Expenses                                3,912            3,766             3,589           3,780              3,618
                                             ---------------   --------------    --------------   -------------    ---------------
Pretax Income                                           316              730               737             641                721
Income Tax Provision                                     68              211               215             171                214
                                             ---------------   --------------    --------------   -------------    ---------------
Net Income                                        $     248       $      519         $     522       $     470          $     507
                                             ===============   ==============    ==============   =============    ===============

(A) The disaster recovery charge excludes approximately $8 million of waived finance charges and late fees.

(Preliminary)                TRAVEL RELATED SERVICES
                        SELECTED STATISTICAL INFORMATION
                                   (Unaudited)

(Amounts in billions, except percentages and where indicated)

                                                                                      Quarters Ended
                                                    -------------------------------------------------------------------------------
                                                     September 30,      June 30,      March 31,       December 31,    September 30,
                                                         2001            2001           2001             2000             2000
                                                         ----            ----           ----             ----             ----
Total Cards in Force (millions):
  United States                                              34.7            34.6           34.2             33.3             32.9
  Outside the United States                                  20.2            19.7           19.0             18.4             17.5
                                                    --------------    ------------   ------------    -------------    -------------
      Total                                                  54.9            54.3           53.2             51.7             50.4
                                                    ==============    ============   ============    =============    =============
Basic Cards in Force (millions):
  United States                                              26.9            26.9           26.9             26.3             25.8
  Outside the United States                                  15.4            15.0           14.4             13.9             13.4
                                                    --------------    ------------   ------------    -------------    -------------
      Total                                                  42.3            41.9           41.3             40.2             39.2
                                                    ==============    ============   ============    =============    =============
Card Billed Business:
  United States                                          $   54.4       $    58.8       $   55.6         $   59.0         $   56.2
  Outside the United States                                  18.0            18.5           18.4             20.0             18.6
                                                    --------------    ------------   ------------    -------------    -------------
      Total                                              $   72.4       $    77.3       $   74.0         $   79.0         $   74.8
                                                    ==============    ============   ============    =============    =============
Average Discount Rate (A)                                  2.67 %          2.67 %         2.68 %           2.69 %           2.70 %
Average Basic Cardmember Spending (dollars) (A)          $  1,846       $   1,986       $  1,933         $  2,113         $  2,041
Average Fee per Card - Managed (dollars) (A)             $     34       $      34       $     35         $     35         $     36
Non-Amex Brand (B):
  Cards in Force (millions)                                   0.7             0.7            0.6              0.6              0.6
  Billed Business                                        $    0.9       $     0.8       $    0.8         $    1.1         $    0.8
Travel Sales                                             $    3.9       $     4.9       $    5.0         $    5.5         $    5.4
  Travel Commissions and Fees/Sales (C)                     9.2 %           8.7 %          8.4 %            8.0 %            8.0 %
Travelers Cheque:
  Sales                                                  $    7.3       $     6.5       $    5.0         $    5.1         $    7.7
  Average Outstanding                                    $    6.8       $     6.5       $    6.1         $    6.2         $    6.9
  Average Investments                                    $    7.0       $     6.5       $    6.3         $    6.2         $    6.7
  Tax Equivalent Yield                                      8.8 %           9.0 %          9.1 %            9.1 %            8.8 %
Total Debt                                               $   38.0       $    37.6       $   35.5         $   40.0         $   35.2
Shareholder's Equity                                     $    6.6       $     6.7       $    6.7         $    6.6         $    6.3
Return on Average Equity (D)                               27.0 %          32.0 %         33.0 %           33.0 %           32.6 %
Return on Average Assets (E)                                2.6 %           3.0 %          3.1 %            3.0 %            3.0 %

(A)    Computed from proprietary card activities only.
(B) This data relates to Visa and Eurocards issued in connection with joint venture activities.
(C)    Computed from information provided herein.
(D) Excludes the effect on Shareholder's Equity of SFAS No. 115 and SFAS No. 133. The Company adopted SFAS No. 133 on January 1, 2001.
(E) Excludes the effect on total assets of SFAS No. 115 and SFAS No. 133 to the extent that they directly affect Shareholder's Equity.

(Preliminary)                TRAVEL RELATED SERVICES
                  SELECTED STATISTICAL INFORMATION (CONTINUED)
                           (Unaudited, Managed Basis)

(Amounts in billions, except percentages and where indicated)

                                                                             Quarters Ended
                                         -----------------------------------------------------------------------------------------
                                           September 30,       June 30,         March 31,         December 31,      September 30,
                                                2001             2001              2001               2000               2000
                                                ----             ----              ----               ----               ----
Charge Card Receivables:
  Total Receivables                            $    24.8        $    26.1         $    26.4          $    29.0          $    28.1
  90 Days Past Due as a % of Total                  3.0%            2.9 %             2.7 %              2.3 %              2.3 %
  Loss Reserves (millions)                     $   1,026        $   1,034         $   1,004          $     964          $     987
    % of Receivables                               4.1 %            4.0 %             3.8 %              3.3 %              3.5 %
    % of 90 Days Past Due                          136 %            138 %             139 %              142 %              152 %
  Net Loss Ratio                                  0.45 %           0.42 %            0.35 %             0.36 %             0.37 %

U.S. Lending:
  Total Loans                                  $    31.3        $    31.2         $    30.2          $    28.7          $    27.1
  Past Due Loans as a % of Total:
    30-89 Days                                     2.2 %            1.9 %             2.0 %              1.9 %              1.8 %
    90+ Days                                       1.0 %            1.0 %             0.9 %              0.9 %              0.8 %
  Loss Reserves (millions):
    Beginning Balance                          $     959        $     907         $     820          $     731          $     686
      Provision                                      493              495               426                377                328
      Net Charge-Offs/Other                         (434)            (443)             (339)              (288)              (283)
                                         ----------------    -------------    --------------     --------------    ---------------
    Ending Balance                             $   1,018        $     959         $     907          $     820          $     731
                                         ================    =============    ==============     ==============    ===============
    % of Loans                                     3.3 %            3.1 %             3.0 %              2.9 %              2.7 %
    % of Past Due                                  101 %            107 %             103 %              104 %              103 %
  Average Loans                                $    31.0        $    30.3         $    28.9          $    27.6          $    26.6
  Net Write-Off Rate                               5.6 %            5.7 %             5.1 %              4.4 %              4.3 %
  Net Interest Yield                                8.8%            8.6 %             8.3 %              7.7 %              7.8 %

(Preliminary)          AMERICAN EXPRESS FINANCIAL ADVISORS
                              STATEMENTS OF INCOME
                                   (Unaudited)

(Dollars in millions)

                                                                    Quarters Ended
                                                                     September 30,
                                                         ---------------------------------    Percentage
                                                                 2001              2000        Inc/(Dec)
                                                                 ----              ----        ---------
Net Revenues:
  Investment Income                                             $   490           $   582         (15.8)%
  Management and Distribution Fees                                  595               700         (15.0)
  Other Revenues                                                    307               258          18.5
                                                         ---------------    --------------
    Total Revenues                                                1,392             1,540          (9.7)
  Provision for Losses and Benefits:
    Annuities                                                       242               253          (4.7)
    Insurance                                                       171               146          17.3
    Investment Certificates                                          71                89         (19.8)
                                                         ---------------    --------------
      Total                                                         484               488          (0.9)
                                                         ---------------    --------------
    Net Revenues                                                    908             1,052         (13.7)
                                                         ---------------    --------------

Expenses:
  Human Resources                                                   469               527         (11.0)
  Other Operating Expenses                                          172               138          23.8
  Restructuring Charge                                               62                 -            -
  Disaster Recovery Charge                                           11                 -            -
                                                         ---------------    --------------
    Total Expenses                                                  714               665           7.2
                                                         ---------------    --------------
Pretax Income                                                       194               387         (49.8)
Income Tax Provision                                                 49               118         (58.4)
                                                         ---------------    --------------
Net Income                                                      $   145           $   269         (46.1)
                                                         ===============    ==============

(Preliminary)          AMERICAN EXPRESS FINANCIAL ADVISORS
                        SELECTED STATISTICAL INFORMATION
                                   (Unaudited)

(Dollars in millions, except where indicated)

                                                                     Quarters Ended
                                                                      September 30,
                                                         ---------------------------------    Percentage
                                                                 2001              2000        Inc/(Dec)
                                                                 ----              ----        ---------
Investments (billions)*                                       $    32.9          $   30.0           9.7 %
Client Contract Reserves (billions)                           $    32.6          $   31.4           3.9
Shareholder's Equity (billions)                               $     5.5          $    4.2          31.5
Return on Average Equity **                                       2.7 %            23.1 %             -

Life Insurance in Force (billions)                            $   104.8          $   95.8           9.4
Assets Owned, Managed or
  Administered (billions):
    Assets Managed for Institutions                           $    47.8          $   56.7         (15.6)
    Assets Owned, Managed or Administered
      for Individuals:
      Owned Assets:
        Separate Account Assets                                    24.3              36.6         (33.6)
        Other Owned Assets                                         42.5              40.6           4.7
                                                         ---------------    --------------
          Total Owned Assets                                       66.8              77.2         (13.5)
      Managed Assets                                               91.2             122.0         (25.3)
      Administered Assets                                          28.6              38.0         (24.8)
                                                         ---------------    --------------
        Total                                                 $   234.4          $  293.9         (20.3)
                                                         ===============    ==============
Market Appreciation (Depreciation) During
  the Period:
  Owned Assets:
    Separate Account Assets                                   $  (4,470)         $   (203)            #
    Other Owned Assets                                        $     535          $    163             #
  Total Managed Assets                                        $ (15,719)         $    (76)            #

Cash Sales:
  Mutual Funds                                                $   7,384          $ 11,698         (36.9)
  Annuities                                                       1,308             1,465         (10.8)
  Investment Certificates                                           941               868           8.4
  Life and Other Insurance Products                                 200               220          (8.7)
  Institutional                                                     488             1,922         (74.6)
  Other                                                           1,115               815          36.8
                                                         ---------------    --------------
Total Cash Sales                                              $  11,436          $ 16,988         (32.7)
                                                         ===============    ==============

Number of Financial Advisors                                     11,385            12,137          (6.2)
Fees from Financial Plans and Advice Services                 $    23.1          $   26.1         (11.4)
Percentage of Total Sales from Financial Plans
  and Advice Services                                            72.4 %            69.2 %             -

*  Excludes cash, derivatives, short term and other investments.
** Excludes the effect on Shareholder's Equity of SFAS No. 115 and
   SFAS No. 133. The Company adopted SFAS No. 133 on January 1, 2001. # Denotes a variance of more than 100%.

(Preliminary)          AMERICAN EXPRESS FINANCIAL ADVISORS
                            STATEMENTS OF OPERATIONS
                                   (Unaudited)

(Dollars in millions)

                                                                                Quarters Ended
                                            --------------------------------------------------------------------------------------
                                             September 30,       June 30,          March 31,       December 31,     September 30,
                                                  2001             2001              2001              2000              2000
                                                  ----             ----              ----              ----              ----
Net Revenues:
  Investment Income                               $    490         $   (246)         $    368          $    546          $    582
  Management and Distribution Fees                     595              623               638               722               700
  Other Revenues                                       307              290               277               273               258
                                            ---------------     ------------      ------------    --------------    --------------
    Total Revenues                                   1,392              667             1,283             1,541             1,540
  Provision for Losses and Benefits:
    Annuities                                          242              255               238               251               253
    Insurance                                          171              152               157               134               146
    Investment Certificates                             71               98                82                90                89
                                            ---------------     ------------      ------------    --------------    --------------
      Total                                            484              505               477               475               488
                                            ---------------     ------------      ------------    --------------    --------------
    Net Revenues                                       908              162               806             1,066             1,052
                                            ---------------     ------------      ------------    --------------    --------------

Expenses:
  Human Resources                                      469              496               548               540               527
  Other Operating Expenses                             172              174               188               182               138
  Restructuring Charge                                  62                -                 -                 -                 -
  Disaster Recovery Charge                              11                -                 -                 -                 -
                                            ---------------     ------------      ------------    --------------    --------------
    Total Expenses                                     714              670               736               722               665
                                            ---------------     ------------      ------------    --------------    --------------
Pretax Income (Loss)                                   194             (508)               70               344               387
Income Tax Provision (Benefit)                          49             (201)               19               102               118
                                            ---------------     ------------      ------------    --------------    --------------
Net Income (Loss)                                 $    145         $   (307)         $     51          $    242          $    269
                                            ===============     ============      ============    ==============    ==============

(Preliminary)          AMERICAN EXPRESS FINANCIAL ADVISORS
                        SELECTED STATISTICAL INFORMATION
                                   (Unaudited)

(Dollars in millions, except where indicated)

                                                                                  Quarters Ended
                                                  --------------------------------------------------------------------------------
                                                   September 30,     June 30,        March 31,      December 31,    September 30,
                                                        2001           2001            2001             2000             2000
                                                        ----           ----            ----             ----             ----
Investments (billions)*                                $    32.9       $   32.0       $    31.2        $    30.5         $   30.0
Client Contract Reserves (billions)                    $    32.6       $   32.1       $    31.7        $    31.4         $   31.4
Shareholder's Equity (billions)                        $     5.5       $    4.6       $     4.7        $     4.4         $    4.2
Return on Average Equity**                                 2.7 %          5.4 %          17.8 %           22.6 %           23.1 %

Life Insurance in Force (billions)                     $   104.8       $  102.3       $   100.0        $    98.1         $   95.8
Assets Owned, Managed or
  Administered (billions):
    Assets Managed for Institutions                    $    47.8       $   54.3       $    53.7        $    55.0         $   56.7
    Assets Owned, Managed or Administered
      for Individuals:
      Owned Assets:
        Separate Account Assets                             24.3           28.9            27.4             32.3             36.6
        Other Owned Assets                                  42.5           41.6            42.0             41.3             40.6
                                                  ---------------   ------------   -------------   --------------   --------------
          Total Owned Assets                                66.8           70.5            69.4             73.6             77.2
      Managed Assets                                        91.2          104.0            99.8            112.0            122.0
      Administered Assets                                   28.6           33.0            30.8             34.4             38.0
                                                  ---------------   ------------   -------------   --------------   --------------
        Total                                          $   234.4       $  261.8       $   253.7        $   275.0         $  293.9
                                                  ===============   ============   =============   ==============   ==============
Market Appreciation (Depreciation) During
  the Period:
  Owned Assets:
    Separate Account Assets                            $  (4,470)      $  1,248       $  (5,204)       $  (4,937)        $   (203)
    Other Owned Assets                                 $     535       $    229       $     608        $     153         $    163
  Total Managed Assets                                 $ (15,719)      $  4,552       $ (16,657)       $ (14,923)        $    (76)

Cash Sales:
  Mutual Funds                                         $   7,384       $  8,394       $   9,889        $   9,890         $ 11,698
  Annuities                                                1,308          1,406***        1,427***         1,493            1,465
  Investment Certificates                                    941          1,017             954              722              868
  Life and Other Insurance Products                          200            233             244              225              220
  Institutional                                              488          1,265           2,506            1,571            1,922
  Other                                                    1,115          1,058           1,955            1,508              815
                                                  ---------------   ------------   -------------   --------------   --------------
Total Cash Sales                                       $  11,436       $ 13,373***    $  16,975***     $  15,409         $ 16,988
                                                  ===============   ============   =============   ==============   ==============

Number of Financial Advisors                              11,385         11,646          12,052           12,663           12,137
Fees from Financial Plans and Advice Services          $    23.1       $   29.7       $    27.6        $    21.4         $   26.1
Percentage of Total Sales from Financial Plans
  and Advice Services                                     72.4 %         72.3 %          73.0 %           70.3 %           69.2 %

*   Excludes cash, derivatives, short term and other investments.
** Excludes the effect on Shareholder's Equity of SFAS No. 115 and SFAS No. 133. The Company adopted SFAS No. 133 on January 1, 2001.
*** Revised from previous disclosure.

(Preliminary)                AMERICAN EXPRESS BANK
                            STATEMENTS OF OPERATIONS
                                   (Unaudited)

(Dollars in millions)

                                                                  Quarters Ended
                                                                  September 30,
                                                       --------------------------------     Percentage
                                                              2001              2000         Inc/(Dec)
                                                              ----              ----         ---------
Net Revenues:
  Interest Income                                            $   174           $   188          (7.7)%
  Interest Expense                                                98               125         (21.8)
                                                       --------------    --------------
    Net Interest Income                                           76                63          20.3
  Commissions and Fees                                            51                54          (5.4)
  Foreign Exchange Income & Other Revenue                         38                29          30.1
                                                       --------------    --------------
    Total Net Revenues                                           165               146          12.8
                                                       --------------    --------------

Expenses:
  Human Resources                                                 60                65          (8.2)
  Other Operating Expenses                                        69                67           3.2
  Provision for Losses:
    Ongoing                                                        14                 6             #
    Restructuring related*                                         26                 -             -
                                                       --------------    --------------
      Total                                                        40                 6             #
    Restructuring Charge*                                          58                 -             -
                                                       --------------    --------------
      Total Expenses                                              227               138          64.3
                                                       --------------    --------------
Pretax (Loss) Income                                             (62)                8             -
Income Tax (Benefit) Provision                                   (19)                1             -
                                                       --------------    --------------
Net (Loss) Income                                            $   (43)          $     7             -
                                                       ==============    ==============

* AEB recorded an aggregate third quarter 2001 restructuring charge of $84 million pretax consisting of $26 million of additional provision for losses and $58 million for severance, foreign currency translation losses previously recorded in shareholder's equity and other charges.
# Denotes a variance of more than 100%.

(Preliminary)                AMERICAN EXPRESS BANK
                        SELECTED STATISTICAL INFORMATION
                                   (Unaudited)

(Dollars in billions, except where indicated)

                                                                  Quarters Ended
                                                                   September 30,
                                                          -----------------------------      Percentage
                                                              2001              2000           Inc/(Dec)
                                                              ----              ----           ---------
Total Shareholder's Equity (millions)                        $   771           $   729           5.8 %
Return on Average Common Equity (A)                           (2.4)%             4.1 %             -
Return on Average Assets (B)                                 (0.13)%            0.24 %             -
Total Loans                                                  $   5.6           $   5.1           8.4
Total Non-performing Loans (millions)                        $   133           $   156         (14.3)
Other Non-performing Assets (millions)                       $     2           $    37         (94.0)
Reserve for Credit Losses (millions) (C)                     $   149           $   179         (17.0)
Loan Loss Reserves as a % of Total Loans                       2.6 %             3.1 %             -
Deposits                                                     $   8.7           $   8.0           8.3
Assets Managed (D) / Administered                            $  11.3           $  10.2          10.4
Assets of Non-Consolidated Joint
  Ventures                                                   $   2.0           $   2.3         (15.2)
Risk-Based Capital Ratios:
  Tier 1                                                       9.9 %            10.4 %             -
  Total                                                       10.6 %            11.9 %             -
Leverage Ratio                                                 5.4 %             5.8 %             -

(A) Excludes the effect on Shareholder's Equity of SFAS No. 115 and SFAS No. 133. The Company adopted SFAS No. 133 on January 1, 2001.
(B) Excludes the effect on total assets of SFAS No. 115 and SFAS No. 133 to the extent that they directly affect Shareholder's Equity.
(C)    Allocation:

        Loans                                                  $   144           $   158
        Other Assets, primarily derivatives                          3                16
        Other Liabilities                                            2                 5
                                                        --------------    --------------
        Total Reserve for Credit Losses                        $   149           $   179
                                                        ==============    ==============

(D)    Includes assets managed by American Express Financial Advisors.

(Preliminary)                AMERICAN EXPRESS BANK
                            STATEMENTS OF OPERATIONS
                                   (Unaudited)

(Dollars in millions)

                                                                               Quarters Ended
                                              ------------------------------------------------------------------------------------
                                               September 30,      June 30,        March 31,       December 31,      September 30,
                                                    2001            2001             2001             2000               2000
                                                    ----            ----             ----             ----               ----
Net Revenues:
  Interest Income                                  $     174       $     182        $     187        $     181          $     188
  Interest Expense                                        98             110              122              122                125
                                              ---------------    ------------    -------------   --------------    ---------------
    Net Interest Income                                   76              72               65               59                 63
  Commissions and Fees                                    51              51               52               52                 54
  Foreign Exchange Income & Other Revenue                 38              36               41               33                 29
                                              ---------------    ------------    -------------   --------------    ---------------
    Total Net Revenues                                   165             159              158              144                146
                                              ---------------    ------------    -------------   --------------    ---------------

Expenses:
  Human Resources                                         60              62               62               60                 65
  Other Operating Expenses                                69              65               66               68                 67
  Provision for Losses:
    Ongoing                                               14              14               16                8                  6
    Restructuring related*                                26               -                -                -                  -
                                             ---------------    ------------    -------------   --------------    ---------------
      Total                                               40              14               16                8                  6
    Restructuring Charge*                                 58               -                -                -                  -
                                             ---------------    ------------    -------------   --------------    ---------------
      Total Expenses                                     227             141              144              136                138
                                             ---------------    ------------    -------------   --------------    ---------------
Pretax (Loss) Income                                    (62)             18               14                8                  8
Income Tax (Benefit) Provision                          (19)              6                5                2                  1
                                             ---------------    ------------    -------------   --------------    ---------------
Net (Loss) Income                                 $     (43)      $      12        $       9        $       6          $       7
                                             ===============    ============    =============   ==============    ===============

* AEB recorded an aggregate third quarter 2001 restructuring charge of $84 million pretax consisting of $26 million of additional provision for losses and $58 million for severance, foreign currency translation losses previously recorded in shareholder's equity and other charges.

(Preliminary)                AMERICAN EXPRESS BANK
                        SELECTED STATISTICAL INFORMATION
                                   (Unaudited)

(Dollars in billions, except where indicated)

                                                                                Quarters Ended
                                               ------------------------------------------------------------------------------------
                                                September 30,      June 30,        March 31,       December 31,      September 30,
                                                     2001            2001             2001             2000               2000
                                                     ----            ----             ----             ----               ----
Total Shareholder's Equity (millions)               $     771       $     767        $     774        $     754          $     729
Return on Average Common Equity (A)                    (2.4)%           5.2 %            4.6 %            4.4 %              4.1 %
Return on Average Assets (B)                          (0.13)%          0.30 %           0.26 %           0.26 %             0.24 %
Total Loans                                         $     5.6       $     5.5        $     5.4        $     5.3          $     5.1
Total Non-performing Loans (millions)               $     133       $     159        $     187        $     137          $     156
Other Non-performing Assets (millions)              $       2       $       4        $      24        $      24          $      37
Reserve for Credit Losses (millions) (C)            $     149       $     130        $     164        $     153          $     179
Loan Loss Reserves as a % of Total Loans                2.6 %           2.3 %            2.8 %            2.6 %              3.1 %
Deposits                                            $     8.7       $     8.5        $     8.5        $     8.0          $     8.0
Assets Managed (D) / Administered                   $    11.3       $    11.1        $    10.7        $    10.6          $    10.2
Assets of Non-Consolidated Joint
    Ventures                                        $     2.0       $     2.0        $     2.1         $    2.1          $     2.3
Risk-Based Capital Ratios:
    Tier 1                                              9.9 %          10.4 %           10.7 %           10.1 %             10.4 %
    Total                                              10.6 %          11.1 %           11.4 %           11.4 %             11.9 %
Leverage Ratio                                          5.4 %           5.8 %            5.8 %            5.9 %              5.8 %

(A) Excludes the effect on Shareholder's Equity of SFAS No. 115 and SFAS No. 133. The Company adopted SFAS No. 133 on January 1, 2001.
(B) Excludes the effect on total assets of SFAS No. 115 and SFAS No. 133 to the extent that they directly affect Shareholder's Equity.
(C)    Allocation:

        Loans                                       $     144       $     126        $     149        $     137          $     158
        Other Assets, primarily derivatives                 3               3               12               14                 16
        Other Liabilities                                   2               1                3                2                  5
                                               ---------------   -------------    -------------   --------------    ---------------
        Total Reserve for Credit Losses             $     149       $     130        $     164        $     153          $     179
                                               ===============   =============    =============   ==============    ===============

(D)    Includes assets managed by American Express Financial Advisors.

(Preliminary)                 American Express Bank
                         Exposures By Country and Region
                                   (Unaudited)

 (Dollars in billions)

                                                                          Net
                                                                       Guarantees                     9/30/01           6/30/01
                                                         FX and           and                          Total            Total
 Country                                   Loans       Derivatives     Contingents     Other*        Exposure**       Exposure**
--------------------------------------   ----------   -------------   ------------   ---------   ---------------   --------------
 Hong Kong                                 $   1.0      $       -       $     0.1     $   0.1        $      1.2       $      1.1
 Indonesia                                      -               -              -           -                0.1              0.1
 Singapore                                     0.5              -             0.1         0.1               0.7              0.6
 Korea                                         0.1              -              -          0.2               0.3              0.5
 Taiwan                                        0.2              -              -          0.1               0.3              0.2
 Japan                                          -               -              -          0.1               0.1              0.1
 Other                                          -               -              -          0.1               0.1              0.2
                                         ----------   -------------   ------------   ---------   ---------------  ---------------
     Total Asia/Pacific Region**               1.9              -             0.2         0.7               2.9              2.9
                                         ----------   -------------   ------------   ---------   ---------------  ---------------

 Chile                                         0.2             0.1             -          0.1               0.3              0.4
 Brazil                                        0.3              -              -           -                0.4              0.4
 Mexico                                         -               -              -           -                0.1              0.1
 Peru                                           -               -              -           -                0.1               -
 Argentina                                     0.1              -              -           -                0.1              0.1
 Other                                         0.3              -             0.2         0.1               0.7              0.6
                                         ----------   -------------   ------------   ---------   ---------------  ---------------
     Total Latin America**                     0.9             0.1            0.3         0.3               1.6              1.5
                                         ----------   -------------   ------------   ---------   ---------------  ---------------

 India                                         0.3              -             0.1         0.3               0.7              0.7
 Pakistan                                      0.1              -              -          0.1               0.2              0.2
 Other                                         0.1              -             0.1         0.1               0.2              0.2
                                         ----------   -------------   ------------   ---------   ---------------  ---------------
     Total Subcontinent**                      0.4              -             0.1         0.5               1.1              1.1
                                         ----------   -------------   ------------   ---------   ---------------  ---------------

 Egypt                                         0.2              -              -          0.2               0.4              0.4
 Other                                         0.1              -              -           -                0.2              0.2
                                         ----------   -------------   ------------   ---------   ---------------  ---------------
      Total Middle East & Africa**             0.3              -             0.1         0.2               0.6              0.6
                                         ----------   -------------   ------------   ---------   ---------------  ---------------

      Total Europe                             1.6             0.1            0.4         3.0               5.0              4.8

      Total North America                      0.3              -             0.3         1.7               2.3              2.1
                                         ----------   -------------   ------------   ---------   ---------------  ---------------

 Total Worldwide**                         $   5.6      $      0.2      $     1.5     $   6.3        $     13.6       $     13.1
                                         ==========   =============   ============   =========   ===============  ===============

     *    Includes cash, placements and securities.
    **    Individual items may not add to totals due to rounding.

Note: Includes cross-border and local exposure and does not net local funding or liabilities against any local exposure.